Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[x]  Preliminary Proxy Statement              [  ]  Confidential, for
                                                    use of the Commission only
[  ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to
      Rule 14a-11(c) or Rule 14a-12

                               JUNIPER GROUP, INC.
                (Name of Registrant as Specified In Its Charter)

                               JUNIPER GROUP, INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    (1)      Title of each class of securities to which transaction applies:
    (2)      Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1
    (4)      Proposed maximum aggregate value of transaction:
    (5)      Total fee paid:
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as  provided  by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1)  Amount Previously Paid: $______________
    (2)  Form, Schedule or Registration Statement No.: _________________
    (3)  Filing Party: _________________
    (4)  Date Filed: __________________


__________

1 Set forth the amount on which the filing fee is calculated and state how it was determined.

                                 PROXY STATEMENT

                               JUNIPER GROUP, INC.

                               ___________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         to be held on December 27, 1999

To the Shareholders of Juniper Group, Inc.

     Notice is hereby given that the Annual Meeting of Shareholders of Juniper Group, Inc., a Nevada corporation (the "Company") will be held on December 27, 1999, at The Inn of Great Neck, 30 Cuttermill Road, Great Neck, New York, at 10:00 a.m., for the following purposes:

1. To elect a Board of Directors consisting of three (3) persons to serve for a term of one year and until their successors are duly elected and qualified.

2.   To approve the Company's 1999 Stock Option Plan.

3. To ratify the appointment of Goldstein & Ganz, P.C., as the Company's independent public accountants for the year ending December 31, 1999.

4. To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.


     Only Shareholders of record at the close of business of December 9, 1999, are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. By order of the Board of Directors,


Yvonne T. Paultre
Secretary


Great Neck, New York
December 10, 1999


                                    IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, AND RETURN IT TO THE COMPANY. THE PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED, AND SHAREHOLDERS EXECUTING PROXIES MAY ATTEND THE MEETING AND VOTE IN PERSON SHOULD THEY SO DESIRE.

                               Juniper Group, Inc.
                               111 Great Neck Road
                           Great Neck, New York 11021

                                 PROXY STATEMENT

     The Board of Directors of Juniper Group, Inc. (the "Company") presents this Proxy Statement to all holders of the Company's Common Stock, $.001 par value ("Common Stock"), and solicits their proxies for the Annual Meeting of Shareholders to be held on December 27, 1999. All proxies duly executed and received will be voted on all matters presented at the Annual Meeting in accordance with the instructions given by such proxies. In the absence of specific instructions, proxies so received will be voted "FOR" the named nominees for election to the Company's Board of Directors and "FOR" the adoption of each of Proposals 2 and 3 herein, as applicable.

     The Board of Directors does not anticipate that any of its nominees will be unavailable for election and does not know of any other matters that may be brought before the Annual Meeting. In the event that any other matter should come before the Annual Meeting or that any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matter in accordance with their best judgment. The proxy may be revoked at any time before being voted. The Company will pay the entire expense of soliciting these proxies, which solicitation will be by use of the mails. This Proxy Statement is being mailed on or about December 10, 1999.

     The total number of outstanding shares of Common Stock of the Company as of December 9, 1999 was 6,329,782 and the total number of shares of 12% Non-Voting Convertible Redeemable Preferred Stock ("Preferred Stock") outstanding as of December 9, 1999 was 42,747. The Common Stock is the only outstanding class of securities of the Company entitled to vote. Each share of Common Stock is entitled to one vote. Holders of shares of Preferred Stock ("Preferred Shareholders") are not entitled to vote on matters submitted to Shareholders except on those matters affecting the rights of Preferred Shareholders, in which case they vote separately as a class. Only holders of record as of the close of business on December 9, 1999 will be entitled to vote at the Annual Meeting or any adjournment or adjournments thereof.

     Directors will be elected by a plurality of the votes cast at the Annual Meeting. The affirmative vote by Shareholders holding a majority of the votes cast at the Annual Meeting is required for approval of the Company's 1999 Stock Option Plan and for the ratification of Goldstein & Ganz P.C., as the Company's independent public accountants. Shares represented by proxies which are marked "abstain" and proxies which are marked to deny discretionary authority on all other matters will only be counted for the purpose of determining the presence of a quorum. Votes withheld in connection with the election of one or more nominees for Director will not be counted as votes cast for such individuals. In addition, where brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions (commonly referred to as "broker non-votes"), those shares will not be included in the vote totals.

     A list of Shareholders entitled to vote at the Annual Meeting will be available at the Company's office, 111 Great Neck Road, Great Neck, New York, for a period of ten (10) days prior to the Annual Meeting for examination by any Shareholder.

PROPOSAL 1

                             ELECTION OF DIRECTORS

     The Company's Board of Directors will consist of three persons. All of the Company's Directors are standing for re-election, each to serve for a term of one year or until their successors have been elected and qualified. It is intended that the accompanying form of Proxy will be voted for the election of the nominees for Director, unless the Proxy contains contrary instructions. Proxies which abstain and do not direct the Proxy holders to vote for or withhold authority in the matter of electing Directors will be voted for the election of the nominees. Proxies cannot be voted for a greater number of persons than the number of nominees named in the Proxy Statement.

     Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. However, in the event that any of the nominees should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of such person or persons as shall be designated by the Directors.

     The persons listed in the table below are all currently serving as Directors or executive officers of the Company or its subsidiaries.

         Name                      Age           Position with the Company
         ------------------------------------------------------------------
Vlado Paul Hreljanovic              52           Chairman of the Board of
                                                 Directors, President and
                                                 Chief Executive Officer

Harold A. Horowitz                  49           Director

Marvin Rostolder                    57           Director

Yvonne Paultre                      61           Secretary

Richard O. Vazquez                  46           President, PartnerCare, Inc.

Directors

     Vlado Paul Hreljanovic has been the Chairman of the Board, President, and Chief Executive Officer of the Company since 1987. He served as a member of the Executive Committee of the New Leadership Division, North Shore University
Hospital NYU Medical School from 1988 through 1996. Mr. Hreljanovic received a Bachelor of Science degree from Fordham University in 1970 and became an accountant with the firm of Peat Marwick Mitchell, now known as KMPG Peat Marwick.

     Harold A. Horowitz has been a Director of the Company since January 1991. Since October 1995, Mr. Horowitz is Chairman of the Board and Chief Executive Officer of In-Stock Business Forms & Paper Products Ltd. and an independent consultant to various companies. Since January, 1998, Mr. Horowitz has taught economics at Yeshiva University as an adjunct professor. Mr. Horowitz received his law degree in 1976 from Columbia University School of Law and masters degree in economics from Columbia University in 1973. He received his BA degree from Yeshiva University in 1971.

     Marvin Rostolder was elected to the Board of Directors of the Company on May 18, 1998. Mr. Rostolder is the Chairman of the Board of Directors and Chief Executive Officer of JM Marketing, Inc., the licensee of SmallFrye Footwear. He has served in that capacity since March 1998. Mr. Rostolder has served as independent consultant to various companies including MedTech Co., BioImaging Technology, Inc., Amba Sciences, Inc. and T.M. Marketing, Inc. From 1985 through 1998, Mr. Rostolder served in various capacities with North American Transfer Co., a registered Stock Transfer Agent and Registrar. Mr. Rostolder is a graduate of the City University of New York and holds a Masters degree from Long Island University in healthcare administration.

Executive Officers and Significant Employees

     In addition to Vlado Paul Hreljanovic, the Company's Chairman, President, and Chief Executive Officer, the following individuals serve as executive officers of the Company:

     Yvonne T. Paultre has been Secretary of the Company since 1991. Ms. Paultre has supervisory responsibilities for the Company's employees, customer relations, and office policies. She is also responsible for operations of the Company's television syndication area.

     Richard O. Vazquez has been the President of PartnerCare, Inc., the Company's revenue enhancement management subsidiary, since July 1, 1996. Prior to that time, Mr. Vazquez was employed by Multiplan, Inc. since September 1993 as a Vice President for Integrated Networks. Between June 1992 and August 1993, Mr. Vazquez was a National Urban Fellow - Consultant with WNET-TV in New York, while he was pursuing his Masters in Public Administration from Baruch College. From 1981 to 1992, he served as Associate Director (1983-1984) and Associate Executive Director (1984-1992) of Elmhurst Hospital Center in Elmhurst, New York.

Certain  Information  Concerning the Board of Directors and Committees

     Each Director will hold office until the next annual meeting of Shareholders and until his successor has been elected and qualified. Officers are appointed by and serve at the discretion of the Board of Directors. The Board of Directors of the Company has audit and compensation committees, each consisting of Mr. Rostolder and Mr. Horowitz. The Audit Committee held two meetings and the Compensation Committee held two meetings during the year ended December 31, 1998. The Company does not have a nominating committee.

     The duties of the Audit Committee include recommending the engagement of independent auditors, reviewing and considering actions of management in matters relating to audit functions, reviewing with independent auditors the scope and results of its audit engagement, reviewing reports from various regulatory authorities, reviewing the system of internal controls and procedures of the Company, and reviewing the effectiveness of procedures intended to prevent violations of law and regulations.

     The duties of the Compensation Committee are to recommend to the Board remuneration for officers of the Company, to determine the number and issuance of options pursuant to the Company's stock option plans and to recommend the establishment of and to monitor a compensation and incentive program for all executives of the Company.

     The Board of Directors held 35 meetings during the year ended December 31, 1998. Each member of the Board of Directors attended all of the meetings of the Board and each Committee on which he served either in person or telephonically.

Executive Compensation

Summary Compensation Table

     The following table sets forth all compensation awarded to, earned by, or paid for all services rendered to the Company during the fiscal years ended December 31, 1996, 1997 and 1998 by the Company's Chief Executive Officer. No other executive officer received total compensation in excess $100,000.

         Annual Compensation                                           Long-Term Compensation
                                                                       Awards         Payouts
                                                                       Securities
                                                                       Underlying       Long-term
                                           Other Annual   Restricted    Options/        Incentive         All Other
Name and Principal                         Compensation     Stock         SARs          Plan Payouts      Compensation
Position      Year   Salary      Bonus        ($)         Award(s)($)     (#)              ($)               ($)
--------      ----   -------   ---------     -----        ----------    ----------    ------------      ------------
Vlado Paul    1998  $175,460   $86,191(1)   $31,200(2)      -0-            -0-             -0-               -0-
Hreljanovic,  1997  $172,757   $19,500(3)   $52,900(4)      -0-            -0-             -0-               -0-
Chairman      1996  $167,774   $45,931(5)   $56,800(6)      -0-            -0-             -0-               -0-
of the Board
and Chief
Executive Officer

     The Chief Executive Officer did not receive any long term compensation in 1998, 1997, or 1996.

(1) Paid in 57,461 shares of the Company's unregistered common stock, valued at $86,191, issued on January 1, 1998, in recognition of efforts exerted by Mr. Hreljanovic on behalf of the Company and its subsidiaries.

(2) Other compensation for Mr. Hreljanovic in 1998 primarily consisted of, among other things, automobile repairs and insurance of $12,900 and health and life insurance of $18,200.

(3) Paid in 13,000 shares of the Company's unregistered common stock valued at $19,500, issued to Mr. Hreljanovic on June 18, 1997 in recognition of efforts exerted by Mr. Hreljanovic on behalf of the Company and its subsidiaries.

(4) Other compensation for Mr. Hreljanovic in 1997 primarily consisted of, among other things, automobile payments, including lease, maintenance, and insurance, of $30,600 and health and life insurance of $22,300.

(5) Paid in 13,400 shares of the Company's unregistered common stock valued at $45,931, issued to Mr. Hreljanovic on July 1, 1996 (11,200 shares) and December 24, 1996 (2,200 shares), in recognition of efforts exerted by Mr. Hreljanovic on behalf of the Company and its subsidiaries.

(6) Other compensation for Mr. Hreljanovic in 1996 was primarily comprised of among other things, automobile payments, including lease, maintenance and insurance of $29,300, and healthcare and life insurance of $27,500.

Aggregate Option Exercises in Last Fiscal Year and Year-End Options

                                                                Number of
                                                                Securities              Value of
                                                                Underlying             Unexercised
                                                                Unexercised           In-the-Money
                                   Shares                       Options at             Options at
                                  Acquired                      Year-end (#)          Year-end ($)
                                     On         Value           Exercisable            Exercisable
Name and Principal Position       Exercise     Realized        Unexercisable         Unexercisable (1)
----------------------------      --------    -----------     ---------------        -----------------
Vlado Paul Hreljanovic                -           -              384,880/0           $ 206,000/$0
Chairman of the Board and
Chief Executive Officer

Harold A. Horowitz                    -           -              100,000/0           $  59,375/$0
Director

Marvin Rostolder                      -           -              110,000/0           $  65,315/$0
Director

Peter W. Feldman (2)                  -           -               20,000/0           $  11,875/$0
Director

Yvonne T. Paultre                     -           -               25,000/0           $  14,844/$0
Secretary

(1)      As of December 31, 1998, the closing price was $.96875.
(2) Mr. Feldman did not seek re-election to the Board of Directors and ceased to be a member of the Board as of December 31, 1998.

     Compensation of Directors: In 1998, Mr. Horowitz and Mr. Rostolder were issued 15,000 Shares each of the Company's unregistered common stock, valued at $5,625 each, in recognition of efforts exerted on behalf of the Company as Board Members during 1998. Mr. Horowitz and Mr. Rostolder received options to purchase 100,000 and 110,000 shares of common stock at $.375, per share, respectively, as additional compensation as a member of the Board of Directors. Mr. Feldman who was a Board member through December 30, 1998, received options or 20,000 shares of common stock at $.375, as compensation as a member of the Board of Directors.

     Non-employee directors are entitled to five hundred ($500.00) dollars for each meeting attended and to reimbursement for their out-of-pocket expenses in attending such meetings. The Company's non-employee Directors have agreed to forego these payments through December 31, 1998.

     Employment Agreements: Mr. Hreljanovic has an Employment Agreement with the Company which expires on April 30, 2005, and that provides for his employment as President and Chief Executive Officer at an annual salary adjusted annually for the CPI Index and for the reimbursement of certain expenses and insurance. Based on the foregoing formula, Mr. Hreljanovic's salary in 1998 was approximately $175,000. Additionally, the employment agreement provides that Mr. Hreljanovic may receive shares of the Company's common stock as consideration for raising funds for the Company. Due to a working capital deficit, the Company is unable to pay the entire salary in cash to Mr. Hreljanovic pursuant to his employment agreement. In the best interests of the Company, in lieu of cash, Mr. Hreljanovic has agreed to accept and the Board of Directors has approved the issuance of shares of the Company's common stock as payment for the unpaid salary of 1998 and 1997. The Company issued 187,636 shares of common stock to Mr. Hreljanovic in 1998 to liquidate the amount owed to him for his 1998 and 1997 salary and 57,461 shares of common stock as additional compensation for achieving certain performance benchmarks for obtaining new hospital contracts.

     Under the terms of this employment agreement, the Chief Executive Officer of the Company is entitled to receive a cash bonus of a percentage of the Company's pre-tax profits if the Company's pre-tax profit exceeds $100,000.

     Additionally, if during the term, the employment agreement is terminated by the Company after a change in control (as defined by the agreement), the officer is entitled to a lump sum cash payment equal to approximately three times his base salary.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company paid rent under two subleases during 1998 to companies affiliated with the Chief Executive Officer of the Company. The rents paid and terms under the subleases are the same as those under the affiliate's lease agreements with the landlords. Rent expense for the years ended December 31, 1998, 1997, and 1996 was $77,000, $75,000 and $95,000, respectively. In prior years, the Company made advances to or received advances from one of those companies for working capital requirements. As a result, at December 31, 1998, the balances due from the affiliates were approximately $4,800 and $900, respectively. Amounts payable under those leases in 1999 and subsequent years are set forth below:

                                    1999            -   $61,962
                                    2000            -   $63,988
                                    2001 and
                                    thereafter      -   $93,027

     The Company acquired distribution rights to two films from a company affiliated with the Chief Executive Officer of the Company, for a ten-year license period, which expires on June 5, 2003. The Company is obligated to pay such company producers' fees at the contract rate. Such payments will be charged against earnings. In 1998 and 1997, no payments were made to such company, and no revenue was recognized from such films.

     During 1998, the Company's Chief Executive Officer made loans directly to the Company, made payments to unaffiliated parties on behalf of the Company, incurred travel expenses while conducting business for the Company, and received repayments of loans and reimbursement of certain expenses during the year. With regard to loans to the Company, interest accrues at 12% per annum. The Company also made advances to its Chief Executive Officer for business expenses anticipated to be incurred by him during 1998. At December 31, 1998, the net balance due from the Chief Executive Officer for all activities above was $102,000.

     In 1998, the Company's President and Chief Executive Officer was issued 57,461 shares of Common Stock, valued at $86,191 as additional compensation for services performed in 1998, and 17,000 shares valued at $6,375 as directors' compensation. Further, the Company issued 30,000 shares valued at an aggregate of $11,250 to non-employee directors as directors' compensation.

Principal Shareholders

     The following table sets forth, as of November 24, 1999, certain information concerning those persons known to the Company to be the beneficial owners (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act") of more than five (5%) percent of the outstanding shares of Common Stock of the Company; the number of shares of Common Stock of the Company owned by all Directors of the Company, individually, and by all Directors and executive officers of the Company as a group:

                                                  Percent of Common
Name and Address                 Ownership        Stock Outstanding
Vlado Paul Hreljanovic(1)         869,610             13.7%
111 Great Neck Road
Suite 604
Great Neck, NY 11021

Harold A. Horowitz(1)             115,395              1.8%
111 Great Neck Road
Suite 604
Great Neck, NY 11021

Marvin Rostolder(1)                15,000              0.2%
111 Great Neck Road
Suite 604
Great Neck, NY 11021

Bluffdale Corporation             525,168              8.3%
c/o Harris Organization
P.O. Box 0832-0858
Panama City, Panama

Officers and Directors as a
 group (4 Persons)              1,080,839             17.1%

(1) Does not include options granted under any of the Company's stock option plans.

Compliance with Section 16(a) of the Exchange Act.

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Form 5's were required for those persons, the Company believes that, during the period from January 1, 1998 through December 31, 1998, all filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were complied with.

A PLURALITY OF THE VOTES CAST AT THE ANNUAL MEETING IS REQUIRED FOR ELECTION OF EACH NOMINEE AS A DIRECTOR. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR ALL THE NOMINEES LISTED IN THE FOREGOING PROPOSAL 1.

PROPOSAL 2

                         APPROVAL OF JUNIPER GROUP, INC.
                             1999 STOCK OPTION PLAN


     The Board of Directors of the Company, subject to the approval of Shareholders, adopted the Juniper Group, Inc. 1999 Stock Option Plan (the "Plan"), which authorizes the grant of options to purchase an aggregate of 1,500,000 shares of Common Stock.

General

     The Board of Directors has deemed it in the best interest of the Company to establish the Plan so as to provide employees and other persons involved in the continuing development and success of the Company and its subsidiaries an opportunity to acquire a proprietary interest in the Company by means of grants of options to purchase Common Stock. The Plan supplements the Company's 1989 Restricted Stock, Non-Qualified and Incentive Stock Option Plan (the "1989 Plan"), which presently has 585 shares of the 6,000 shares authorized thereunder available for issuance. The 1989 Plan was previously approved by the Company's Shareholders. The Plan also supplements the Company's 1996 Stock Option Plan (the 1996 Plan), which presently has -0- shares of the 100,000 shares authorized thereunder available for issuance. The 1996 Plan was previously approved by the Company's Shareholders. The plan also supplements the Company's 1998 Stock Option Plan (the 1998 Plan), which presently has -0- shares of the 1,000,000 shares authorized thereunder available for issuance. The 1998 Plan was previously approved by the Company's shareholders. It is the opinion of the Board of Directors that by providing the Company's employees and other individuals contributing to the Company and its subsidiaries the opportunity to acquire an equity investment in the Company, the Plan will maintain and strengthen their desire to remain with the Company, stimulate their efforts on the Company's behalf, and also attract other qualified personnel to provide services on behalf of the Company. The affirmative vote of a majority of the voting securities represented at the meeting, assuming a quorum is present, is required for approval of the Plan.

     The following statements summarize certain provisions of the Plan. All statements are qualified in their entirety by reference to the text of the Plan, copies of which are available for examination at the Securities and Exchange Commission and at the principal office of the Company, 111 Great Neck Road, Great Neck, New York 11021.

     The Plan allows the Company to grant incentive stock options ("ISOs"), as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), Non-Qualified Stock Options ("NQSOs") not intended to qualify under
Section 422(b) of the Code and Stock Appreciation Rights ("SARs"). The Plan is intended to provide the employees, directors, independent contractors and consultants of the Company with an added incentive to commence or continue their services to the Company and to induce them to exert their maximum efforts toward the Company's success. The Board has deemed it in the best interest of the Company to establish the Plan so as to provide employees and the other persons listed above the opportunity to acquire a proprietary interest in the Company by means of grants of options to purchase Common Stock.

Eligibility for Participation

     ISO's or ISO's in tandem with SARs (provided the SAR meets the requirements set forth in Temp. Reg. Section 14a.422A-1, A-39 (a) through (e) inclusive) may be granted from time to time under the Plan to one or more employees of the Company or of a "subsidiary" or "parent" of the Company, as the quoted terms are defined within Section 424 of the Code. An Officer is an employee for the above purposes. However, a director of the Company who is not otherwise an employee is not deemed an employee for such purposes. NQSOs and NQSOs in tandem with SARs may be granted from time to time under the Plan to one or more employees of the Company, Officers, members of the Board of Directors, independent contractors, consultants and other individuals who are not employees of, but are involved in the continuing development and success of the Company and/or of a subsidiary of the Company, including persons who have previously been granted Options under the Plan.

Administration of the Plan
     (a) The Plan shall be administered by the Board of Directors of the Company as such Board of Directors may be composed from time to time and/or by Compensation Committee (the "Committee") which shall be comprised of solely of at least two Outside Directors (as such term is defined in regulations promulgated from time to time with respect to Section 162(m)(4)(C)(i) of the
Code) appointed by such Board of Directors of the Company. As and to the extent authorized by the Board of Directors of the Company, the Committee may exercise the power and authority vested in the Board of Directors under the Plan. Within the limits of the express provisions of the Plan, the Board of Directors or Committee shall have the authority, in its discretion, to determine the individuals to whom, and the time or times at which, Options shall be granted, the character of such Options (whether ISOs, NQSOs, and/or SARs in tandem with NQSOs, and/or SARs in tandem with ISOs) and the number of shares of Common Stock to be subject to each Option, the manner and form in which the optionee can tender payment upon the exercise of his Option, and to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of Option agreements that may be entered into in connection with Options (which need not be identical), subject to the limitation that agreements granting ISOs must be consistent with the requirements for the ISOs being qualified as "incentive stock options" as provided in Section 422 of the Code, and to make all other determinations and take all other actions necessary or advisable for the administration of the Plan. In making such determinations, the Board of Directors and/or the Committee may take into account the nature of the services rendered by such individuals, their present and potential contributions to the Company's success, and such other factors as the Board of Directors and/or the Committee, in its discretion, shall deem relevant. The Board of Directors' and/or the Committee's determinations on the matters referred to in this Paragraph shall be conclusive.

     (b) Notwithstanding anything contained herein to the contrary, at anytime during the period the Company's Common Stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934 (the "1934 Act"), the Committee, if one has been appointed to administer all or part of the Plan, shall have the exclusive right to grant Options to covered employees as defined under Section 162(m)(3) of the Code (generally persons subject to Section 16 of the 1934 Act) and set forth the terms and conditions thereof. With respect to persons subject to Section 16 of the 1934 Act, transactions under the Plan are intended, to the extent possible, to comply with all applicable conditions of Rule 16b-3, as amended from time to time, (and its successor provisions, if any) under the 1934 Act and Section 162(m)(4)(C) of the Code, as amended. To the extent any provision of the Plan or action by the Board of Directors or Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board of Directors and/or such Committee.

     Terms of Options Within the limits of the express provisions of the Plan, the Board of Directors or the Committee may grant either ISOs or NQSOs or SARs in tandem with NQSOs or SARs in tandem with ISOs. An ISO or an NQSO enables the optionee to purchase from the Company, at any time during a specified exercise period, a specified number of shares of Common Stock at a specified price (the "Option Price"). The optionee, if granted a SAR in tandem with a NQSO or ISO, may receive from the Company, in lieu of exercising his option to purchase shares pursuant to his NQSO or ISO, at one of the certain specified times during the exercise period of the NQSO or ISO as set by the Board of Directors or the Committee, the excess of the fair market value upon such exercise (as determined in accordance with subparagraph (b) of this Paragraph) of one share of Common Stock over the Option Price per share specified upon grant of the NQSO or ISO/SAR multiplied by the number of shares of Common Stock covered by the SAR so exercised. The character and terms of each Option granted under the Plan shall be determined by the Board of Directors and/or the Committee consistent with the provisions of the Plan, including the following:

     (a) An Option granted under the Plan must be granted within 10 years from the date the Plan is adopted, or the date the Plan is approved by the stockholders of the Company, whichever is earlier.

     (b) The Option Price of the shares of Common Stock subject to each ISO and each SAR issued in tandem with an ISO shall not be less than the fair market value of such shares of Common Stock at the time such ISO is granted. Such fair market value shall be determined by the Board of Directors and, if the shares of Common Stock are listed on a national securities exchange or traded on the over-the-counter market, the fair market value shall be the closing price on such exchange, or the mean of the closing bid and asked prices of the shares of Common Stock on the over-the-counter market, as reported by the Nasdaq Stock
Market, the National Association of Securities Dealers, OTC Bulletin Board or the National Quotation Bureau, Inc., as the case may be, on the day on which the Option is granted or, if there is no closing price or bid or asked price on that day, the closing price or mean of the closing bid and asked prices on the most recent day preceding the day on which the Option is granted for which such prices are available. If an ISO or SAR in tandem with an ISO is granted to any individual who, immediately before the ISO is to be granted, owns (directly or through attribution) more than 10% of the total combined voting power of all classes of capital stock of the Company or a subsidiary or parent of the Company, the Option Price of the shares of Common Stock subject to such ISO shall not be less than 110% of the fair market value per share of the shares of Common Stock at the time such ISO is granted.

     (c) The Option Price of the shares of Common Stock subject to an NQSO or an SAR in tandem with a NQSO granted pursuant to the Plan shall be determined by the Board of Directors or the Committee, in its sole discretion, subject to any minimum option price established from time to time under any state securities law with respect to grants in such states.

     (d) In no event shall any Option granted under the Plan have an expiration date later than 10 years from the date of its grant, and all Options granted under the Plan shall be subject to earlier termination as expressly provided in Paragraph 6 hereof. If an ISO or an SAR in tandem with an ISO is granted to any individual who, immediately before the ISO is granted, owns (directly or through attribution) more that 10% of the total combined voting power of all classes of capital stock of the Company or of a subsidiary or parent of the Company, such ISO shall by its terms expire and shall not be exercisable after the expiration of five (5) years from the date of its grant.

     (e) An SAR may be exercised at any time during the exercise period of the ISO or NQSO with which it is granted in tandem and prior to the exercise of such ISO or NQSO. Notwithstanding the foregoing, the Board of Directors and/or the Committee shall in their discretion determine from time to time the terms and conditions of SAR's to be granted, which terms may vary from the afore-described conditions, and which terms shall be set forth in a written stock option agreement evidencing the SAR granted in tandem with the ISO or NQSO. The exercise of an SAR granted in tandem with an ISO or NQSO shall be deemed to cancel such number of shares subject to the unexercised Option as were subject to the exercised SAR. The Board of Directors or the Committee has the discretion to alter the terms of the SARS if necessary to comply with Federal or state securities law. Amounts to be paid by the Company in connection with an SAR may, in the Board of Director's or the Committee's discretion, be made in cash, Common Stock or a combination thereof.

     (f) An Option granted under the Plan shall become exercisable, in whole at any time or in part from time to time, but in no event may an Option (i) be exercised as to less than one hundred (100) shares of Common Stock at any one time, or the remaining shares of Common Stock covered by the Option if less than one hundred (100), and (ii) except with respect to performance based Options, become fully exercisable more than five years from the date of its grant, nor shall less than 20% of the Option become exercisable in any of the first five years of the Option, if not terminated as provided in Section 6 hereof. The Board of Directors or the Committee, if applicable, shall, in the event it so elects in its sole discretion, set one or more performance standards with respect to one or more Options upon which vesting is conditioned (which performance standards may vary among the Options).

     (g) An Option granted under the Plan shall be exercised by the delivery by the holder thereof to the Company at its principal office (to the attention of the Secretary) of written notice of the number of full shares of Common Stock with respect to which the Option is being exercised, accompanied by payment in full, which payment at the option of the optionee shall be in the form of (i) cash or certified or bank check payable to the order of the Company, of the Option Price of such shares of Common Stock, or, (ii) if permitted by the Committee or the Board of Directors, as determined by the Committee or the Board of Directors in its sole discretion at the time of the grant of the Option with respect to an ISO and at or prior to the time of exercise with respect to a NQSO, by the delivery of shares of Common Stock having a fair market value equal to the Option Price or the delivery of an interest-bearing promissory note having an original principal balance equal to the Option Price and an interest rate not below the rate which would result in imputed interest under the Code (provided, in order to qualify as an ISO, more than one year shall have passed since the date of grant and one year from the date of exercise), or (iii) at the option of the Committee or the Board of Directors, determined by the Committee or the Board of Directors in its sole discretion at the time of the grant of the Option with respect to an ISO and at or prior to the time of exercise with respect to a NQSO, by a combination of cash, promissory note and/or such shares of Common Stock (subject to the restriction above) held by the employee that have a fair market value together with such cash and principal amount of any promissory note that shall equal the Option Price, or (iv) to the extent allowed by applicable Federal and state securities laws, at the option of the Committee or the Board of Directors in its sole discretion at or prior to the time of exercise, by surrender to the Company of a number of options having an "in-the-money value" that shall equal the Option Price ("in-the-money" value for this purpose shall be the excess of Common Stock at the date of grant over the Option Price). Furthermore, the Committee or Board of Directors, in its sole discretion, may provide for withholding as set forth in Paragraph 9(c) hereof. In the event an employee is granted an ISO or NQSO in tandem with an SAR and desires to exercise such SAR, such written notice shall so state such intention. To the extent allowed by applicable Federal and state securities laws, the Option Price may also be paid in full by a broker-dealer to whom the optionee has submitted an exercise notice consisting of a fully endorsed Option, or through any other medium of payment as the Board of Directors and/or the Committee, in its discretion, shall authorize.

     (h) The holder of an Option shall have none of the rights of a stockholder with respect to the shares of Common Stock covered by such holder's Option until such shares of Common Stock shall be issued to such holder upon the exercise of the Option.

     (i) All ISOs or SARs in tandem with ISOs granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution and may be exercised during the lifetime of the holder thereof only by the holder. The Board or the Committee, in its sole discretion, shall determine whether an Option other than an ISO or SAR in tandem with an ISO shall be transferable. No Option granted under the Plan shall be subject to execution, attachment or other process.

     (j) The aggregate fair market value, determined as of the time any ISO or SAR in tandem with an ISO is granted and in the manner provided for by Subparagraph (b) of this Paragraph 5, of the shares of Common Stock with respect to which ISOs granted under the Plan are exercisable for the first time during any calendar year and under incentive stock options qualifying as such in accordance with Section 422 of the Code granted under any other incentive stock option plan maintained by the Company or its parent or subsidiary corporations, shall not exceed $100,000. Any grant of Options in excess of such amount shall be deemed a grant of a NQSO.

     (k) Notwithstanding anything contained herein to the contrary, a SAR which was granted in tandem with an ISO shall (i) expire no later than the expiration of the underlying ISO; (ii) be for no more than 100% of the spread at the time the SAR is exercised; (iii) shall only be transferable when the underlying ISO is transferable; (iv) only be exercised when the underlying ISO is eligible to be exercised; and (v) only be exercisable when there is a positive spread.

     (l) In no event shall an employee be granted Options for more than 750,000 shares of Common Stock during any calendar year period (giving effect to the 1:50 reverse stock split that occurred on May 18, 1998); provided, however, that the limitation set forth in this Section 5(l) shall be subject to adjustment as provided in Section 8 herein.

Death or Termination of Employment/Consulting Relationship

     (a) Except as provided herein, or otherwise determined by the Board of Directors or the Committee in its sole discretion, upon termination of employment with the Company voluntarily by employee or termination of a consulting relationship with the Company prior to the termination of the term thereof, a holder of an Option under the Plan may exercise such Options to the extent such Options were exercisable as of the date of termination at any time within three (3) months after the date of such termination, subject to the provisions of Subparagraph (d) of this Paragraph. Notwithstanding anything contained herein to the contrary, unless otherwise determined by the Board of Directors or the Committee in its sole discretion, any options granted hereunder to an optionee and then outstanding shall immediately terminate in the event the optionee is terminated as a result of performing services for the Company in bad faith or has been convicted of a felony committed against the Company, or is terminated for cause, and the other provisions of this Section shall not be applicable thereto. For purposes of this Section, termination for cause shall be deemed the decision of the Company in its sole discretion, that the Optionee has not adequately performed the services for which he/she/it was hired.

     (b) If the holder of an Option granted under the Plan dies (i) while employed by the Company or a subsidiary or parent corporation or while providing consulting services to the Company or a subsidiary or parent corporation or (ii) within three (3) months after the termination of such holder's employment/consulting, such Options may, subject to the provisions of subparagraph (d) of this Paragraph 6, be exercised by a legatee or legatees of such Option under such individual's last will or by such individual's personal representatives or distributees at any time within such time as determined by the Board of Directors or the Committee in its sole discretion, but in any event within twelve months, less one (1) day after the individual's death, to the extent such Options were exercisable as of the date of death or date of termination of employment, whichever date is earlier.

     (c) If the holder of an Option under the Plan becomes disabled within the definition of section 22(e)(3) of the Code while employed by the Company or a subsidiary or parent corporation, such Option may, subject to the provisions of subparagraph (d) of this Paragraph 6, be exercised at any time within six months less one day after such holder's termination of employment due to the disability.

     (d) Except as otherwise determined by the Board of Directors or the Committee in its sole discretion, an Option may not be exercised pursuant to this Paragraph 6 except to the extent that the holder was entitled to exercise the Option at the time of termination of employment, consulting relationship or death, and in any event may not be exercised after the original expiration date of the Option. Notwithstanding anything contained herein which may be to the contrary, such termination or death prior to vesting shall, unless otherwise determined by the Board of Directors or Committee, in its sole discretion, be deemed to occur at a time the holder was not entitled to exercise the Option.

     (e) The Board of Directors or the Committee, in its sole discretion, may at such time or times as it deems appropriate, if ever, accelerate all or part of the vesting provisions with respect to one or more outstanding options. The acceleration of one Option shall not infer that any Option is or to be accelerated.

Leave of Absence

     For the purposes of the Plan, an individual who is on military or sick leave or other bona fide leave of absence (such as temporary employment by the Government) shall be considered as remaining in the employ of the Company or of a subsidiary or parent corporation for ninety (90) days or such longer period as such individual's right to reemployment is guaranteed either by statute or by contract.

Adjustment Upon Changes in Capitalization

     (a) In the event that the outstanding shares of Common Stock are hereafter changed by reason of recapitalization, reclassification, stock split-up, combination or exchange of shares of Common Stock or the like, or by the issuance of dividends payable in shares of Common Stock, an appropriate adjustment shall be made by the Board of Directors, as determined by the Board of Directors and/or the Committee, in the aggregate number of shares of Common Stock available under the Plan, in the number of shares of Common Stock issuable upon exercise of outstanding Options, and the Option Price per share. In the event of any consolidation or merger of the Company with or into another company, or the conveyance of all or substantially all of the assets of the Company to another company for solely stock and/or securities, each then outstanding Option shall upon exercise thereafter entitle the holder thereof to such number of shares of Common Stock or other securities or property to which a holder of shares of Common Stock of the Company would have been entitled to upon such consolidation, merger or conveyance; and in any such case appropriate adjustment, as determined by the Board of Directors of the Company (or successor entity) shall be made as set forth above with respect to any future changes in the capitalization of the Company or its successor entity. In the event of the proposed dissolution or liquidation of the Company, or, except as provided in
(b) below, the sale of substantially all the assets of the Company for other than stock and/or securities, all outstanding Options under the Plan will automatically terminate, unless otherwise provided by the Board of Directors of the Company or any authorized committee thereof.

     (b) Any Option granted under the Plan, may, at the discretion of the Board of Directors of the Company and said other corporation, be exchanged for options to purchase shares of capital stock of another corporation which the Company, and/or a subsidiary thereof is merged into, consolidated with, or all or a substantial portion of the property or stock of which is acquired by said other corporation or separated or reorganized into. The terms, provisions and benefits to the optionee of such substitute option(s) shall in all respects be identical to the terms, provisions and benefits of optionee under his Option(s) prior to said substitution. To the extent the above may be inconsistent with Sections 424(a)(1) and (2) of the Code, the above shall be deemed interpreted so as to comply therewith.

     (c) Any adjustment in the number of shares of Common Stock shall apply proportionately to only the unexercised portion of the Options granted hereunder. If fractions of shares of Common Stock would result from any such adjustment, the adjustment shall be revised to the next higher whole number of shares of Common Stock. No adjustment shall be made with respect to stock dividends or splits which do not exceed 5% in a fiscal year, cash dividends or the issuance to share holders of the Grantor or rights to subscribe for additional shares of Common Stock or other securities.

Further Conditions of Exercise

     (a) Unless the shares of Common Stock issuable upon the exercise of an Option have been registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, prior to the exercise of the Option, an optionee must represent in writing to the Company that such shares of Common Stock are being acquired for investment purposes only and not with a view towards the further resale or distribution thereof, and must supply to the Company such other documentation as may be required by the Company, unless in the opinion of counsel to the Company such representation, agreement or documentation is not necessary to comply with said Act.

     (b) The Company shall not be obligated to deliver any shares of Common Stock until they have been listed on each securities exchange on which the shares of Common Stock may then be listed or until there has been qualification under or compliance with such state or federal laws, rules or regulations as the Company may deem applicable.

     (c) The Board of Directors or Committee may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the exercise of any Option, including, but not limited to, (i) the withholding of payment of all or any portion of such Option and/or SAR until the holder reimburses the Company for the amount the Company is required to withhold with respect to such taxes, or (ii) the cancelling of any number of shares of Common Stock issuable upon exercise of such Option and/or SAR in an amount sufficient to reimburse the Company for the amount it is required to so withhold, (iii) the selling of any property contingently credited by the Company for the purpose of exercising such Option, in order to withhold or reimburse the Company for the amount it is required to so withhold, or (iv) withholding the amount due from such employee's wages if the employee is employed by the Company or any subsidiary thereof.

Termination, Modification and Amendment

     (a) The Plan (but not Options previously granted under the Plan) shall terminate ten (10) years from the earliest of the date of its adoption by the Board of Directors, or the date the Plan is approved by the stockholders of the Company, or such date of termination, as hereinafter provided, and no Option shall be granted after termination of the Plan.

     (b) The Plan may from time to time be terminated, modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon.

     (c) The Board of  Directors  of the Company  may at any time,  prior to ten
(10) years from the earlier of the date of the adoption of the Plan by such Board of Directors or the date the Plan is approved by the stockholders, terminate the Plan or from time to time make such modifications or amendments of the Plan as it may deem advisable; provided, however, that the Board of Directors shall not, without approval by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, increase (except as provided by Paragraph 8) the maximum number of shares of Common Stock as to which Options or shares may be granted under the Plan, or materially change the standards of eligibility under the Plan. Any amendment to the Plan which, in the opinion of counsel to the Company, will be deemed to result in the adoption of a new Plan, will not be effective until approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon.

     (d) No termination, modification or amendment of the Plan may adversely affect the rights under any outstanding Option without the consent of the individual to whom such Option shall have been previously granted.

Adjustments Upon Changes in Capitalization.

     In the event that the number of outstanding shares of Common Stock of the Company is changed by reason of recapitalization, reclassification, stock split, stock dividend, combination, exchange of shares, or the like, the Board of Directors of the Company will make an appropriate adjustment in the aggregate number of shares of Common Stock available under the Plan, in the number of shares of Common Stock reserved for issuance upon the exercise of then outstanding Options and in the exercise prices of such Options. Any adjustment in the number of shares will apply proportionately only to the unexercised portion of Options granted under the Plan. Fractions of shares resulting from any such adjustment shall be revised to the next higher whole number of shares.

     In the event of the proposed dissolution or liquidation of substantially all of the assets of the Company, all outstanding Options will automatically terminate, unless otherwise provided by the Board.

Federal Income Tax Consequences

     The following discussion is only a summary of the principal federal income tax consequences of the Options granted under the Plan and is based on existing federal law, which is subject to change, in some cases retroactively. This discussion is also qualified by the particular circumstances of individual optionees, which may substantially alter or modify the federal income tax consequences herein discussed.

     Generally,  under  present  law,  when an option  qualifies as an ISO under
Section 422 of the Code (i) an employee will not realize taxable income either upon the grant or the exercise of the option, (ii) the amount by which the fair market value of the shares acquired by the exercise of the option at the time of exercise exceeds the option price is included in alternative minimum taxable income for purposes of determining the employee's alternative minimum tax, (iii) any gain or loss (the difference between the net proceeds received upon the disposition of the shares and the option price paid therefor) upon a qualifying disposition of the shares acquired by the exercise of the option will be treated as capital gain or loss if the stock qualifies as a capital asset in the hands of the employee, and (iv) no deduction will be allowed to the Company for federal income tax purposes in connection with the grant or exercise of an incentive stock option or a qualifying disposition of the shares. A disposition by an employee of shares acquired upon exercise of an ISO will constitute a qualifying disposition if it occurs after the holder's death or more than two years after the grant of the option and one year after the issuance of the shares to the employee. If such shares are disposed of by the employee before the expiration of those time limits, the transfer would be a "disqualifying disposition" and the employee, in general, will recognize ordinary income (and the Company will receive an equivalent deduction) equal to the lesser of (i) the aggregate fair market value of the shares as of the date of exercise less the option price, or (ii) the amount realized on the disqualifying disposition less the option price. Ordinary income from a disqualifying disposition will constitute compensation for which withholding may be required under federal and state law. Currently under the Code, the maximum rate of tax on ordinary income is greater than the rate of tax on long-term capital gains. Many proposals have been made and legislation passed the House of Representatives to reduce the marginal rate of tax on capital gains. However, to date, no such proposals or legislation have been enacted into law. Furthermore, in the future, the rate of tax on such gains may be increased. No assurance can be given of when, if ever, new tax legislation will be enacted into law, and the effective date of any such legislation.

     In the case of a non-qualified stock option granted under the Plan, no income generally is recognized by the optionee at the time of the grant of the option assuming such non-qualified stock option does not have a readily ascertainable fair market value. The optionee generally will recognize ordinary income when the non-qualified stock option is exercised equal to the aggregate fair market value of the shares acquired less the option price. Ordinary income from non-qualified stock options will constitute compensation for which withholding may be required under federal and state law, and the Company will receive an equivalent deduction, subject to the limitations of Section 162(m) of the Code which limits the amount a publicly held corporation may deduct with respect to remuneration generally paid to an executive officer of the Corporation to $1,000,000. Income recognized by such executive officer on the exercise of a NQSO or SAR would be deemed remuneration. There are certain exceptions including income from the exercise of a NQSO or SAR which the Company may avail itself if the Plan is administered by two directors who are not directly or indirectly employed by the Company and certain other tests are met by the Company. The Company expects to meet such tests. However, no assurance can be given that the Company will be in compliance with such tests at any time that executive officers exercise an NQSO or SAR and their respective remuneration exceeds $1,000,000.

     Shares acquired upon exercise of non-qualified stock options will have a tax basis equal to their fair market value on the exercise date or other relevant date on which ordinary income is recognized and the holding period for the shares generally will begin on the date of the exercise or such other relevant date. Upon subsequent disposition of the shares, the optionee will recognize capital gain or loss if the stock is a capital asset in his hands. Provided the shares are held by the optionee for more than one year prior to disposition, such gain or loss will be long-term capital gain or loss. As set forth above, the maximum rate of tax on ordinary income is currently greater than the rate of tax on long-term capital gains. To the extent an optionee recognizes a capital loss, such loss may currently generally offset capital gains and $3,000 of ordinary income. Any excess capital loss is carried forward indefinitely.

     The grant of an SAR is generally not a taxable event for the optionee. Upon the exercise of an SAR the optionee will recognize ordinary income in an amount equal to the amount of cash and with respect to SARs granted in tandem with NQSOs, the fair market value of any shares of Common Stock received upon such exercise, and the Company will be entitled to a deduction equal to the same amount. However, if the sale of any shares received would be subject to Section 16(b) of the Securities Exchange Act of 1934, ordinary income attributable to such shares received will be recognized on the date such sale would not give rise to a Section 16(b) action, valued at the fair market value at such later time, unless the optionee has made a Section 83(b) election within 30 days after the date of exercise to recognize ordinary income as of the date of exercise based on the fair market value at the date of exercise.

     The foregoing discussion is only a brief summary of the applicable Federal income tax laws as in effect on this date and should not be relied upon as being a complete statement. The Federal tax laws are complex, and they are subject to legislative changes and new or revised judicial or administrative interpretations at any time. In addition to the federal income tax consequences described herein, an optionee may also be subject to state and/or local income tax consequences in the jurisdiction in which the grantee works and/or resides.

New Plan Benefits

     As of December 9, 1999, options to purchase 33,422 shares of Common Stock have been granted to members of the Board of Directors and executive officers under the Plan. These options are subject to shareholder approval of the 1999 stock option plan, in the event that the Shareholders do not approve the plan, these options will be rescinded. If the Shareholders approve the Plan, the Board of Directors will make grants of options under the Plan pursuant to the terms of Mr. Hreljanovic's employment agreement. See Executive Compensation--Employment Agreements above for a description of Mr. Hreljanovic's rights to receive options under his employment agreement. If the Shareholders do not approve the Plan, the Company may not be able to satisfy its obligations under the employment agreements with Mr. Hreljanovic.


THE AFFIRMATIVE VOTE OF SHAREHOLDERS HOLDING A MAJORITY OF THE VOTES CAST AT THE ANNUAL MEETING IS REQUIRED FOR APPROVAL OF THE PLAN. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS APPROVAL OF AND URGES YOU TO VOTE "FOR" THE PLAN AS DESCRIBED IN PROPOSAL 2.

PROPOSAL 3

                  RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     Goldstein & Ganz, P.C. have been the Company's independent auditors since 1990. They have no financial interest, either direct or indirect, in the Company. Selection of auditors is made by the Audit Committee and is approved by the entire Board of Directors subject to Shareholder approval. A representative of Goldstein & Ganz, P.C. is expected to attend the Annual Meeting and have an opportunity to make a statement and/or respond to appropriate questions from Shareholders.


THE AFFIRMATIVE VOTE OF SHAREHOLDERS HOLDING A MAJORITY OF THE VOTES CAST AT THE ANNUAL MEETING IS REQUIRED FOR THE RATIFICATION OF GOLDSTEIN & GANZ, P.C., AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTS. MANAGEMENT RECOMMENDS AND URGES YOU TO VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

FINANCIAL STATEMENTS

     The Company's audited financial statements for the two years ended December 31, 1998, and the Company's unaudited financial statements for the nine months ended September 30, 1999, are being furnished to Shareholders with this Proxy Statement.

                                  OTHER MATTERS

     The Board of Directors is not aware of any business to be presented at the Annual Meeting except the matters set forth in the Notice and described in this Proxy Statement. Unless otherwise directed, all shares of Common Stock represented by Board of Directors' Proxies will be voted in favor of the proposals of the Board of Directors described in this Proxy Statement. If any other matters come before the Annual Meeting, the persons named in the accompanying Proxy will vote on those matters according to their best judgment.

                                    EXPENSES

     The entire cost of preparing, assembling, printing and mailing this Proxy Statement, the enclosed Proxy and other materials, and the cost of soliciting Proxies with respect to the Annual Meeting, will be borne by the Company. The
Company will request banks and brokers to solicit their customers who beneficially own shares listed of record in names of nominees, and will reimburse those banks and brokers for the reasonable out-of-pocket expenses of such solicitations. The original solicitation of Proxies by mail may be supplemented by telephone and telegram by officers and other regular employees of the Company, but no additional compensation will be paid to such individuals.


                              SHAREHOLDER PROPOSALS

     No person who intends to present a proposal for action at a forthcoming meeting of the Shareholders of the Company may seek to have the proposal included in the proxy statement or form of proxy for such meeting unless that person (a) is a record beneficial owner of at least 1% or $1,000 in market value of shares of Common Stock, has held such shares for at least one year at the time the proposal is submitted, and such person shall continue to own such shares through the date on which the meeting is held, (b) provides the Company in writing with his name, address, the number of shares held by him and the dates upon which he acquired such shares with documentary support for a claim of beneficial ownership, (c) notifies the Company of his intention to appear personally at the meeting or by a qualified representative under Nevada law to present his proposal for action, and (d) timely submits his proposal. A proposal to be included in the Proxy Statement or Proxy for the Company's next Annual Meeting of Shareholders, will be timely submitted only if the proposal has been received at the Company's principal executive office no later than September 1, 2000. If the date of such Annual Meeting is changed by more than 30 calendar days from the date such Annual Meeting is scheduled to be held under the Company's By-laws, or if the proposal is to be presented at any meeting other than the next annual meeting of Shareholders, the proposal must be received at the Company's principal executive office at a reasonable time before the solicitation of proxies for such meeting is made.

     Even if the foregoing requirements are satisfied, a person may submit only one proposal with a supporting statement of not more than 500 words if the latter is requested by the proponent for inclusion in the proxy materials, and under certain circumstances enumerated in the Securities and Exchange Commission's rules relating to the solicitation of proxies, the Company may be entitled to omit the proposal and any statement in support thereof from its proxy statement and form of proxy.

                       BY ORDER OF THE BOARD OF DIRECTORS

Great Neck, New York                        Yvonne T. Paultre
December 10, 1999                           Secretary

     Copies of the Company's 1998 Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998 as filed with the Securities and Exchange
Commission, including the financial statements, can be obtained without charge by stockholders (including beneficial owners of the Company's Common Stock) upon written request to Yvonne T. Paultre, the Company's Secretary, Juniper Group, Inc., 111 Great Neck Road, Great Neck, New York 11021.